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                                                                   Exhibit 10.28

                           WAIVER AND AMENDMENT NO. 3

                                       TO

                           LOAN AND SECURITY AGREEMENT

      THIS WAIVER AND AMENDMENT NO. 3 ("Amendment") is entered into as of November 12, 2002, by and among TransAct Technologies Incorporated, a Delaware corporation having its principal place of business at 7 Laser Lane, Wallingford, Connecticut 06492 ("Borrower"), LaSalle Business Credit, Inc. having its principal place of business at 135 South LaSalle Street, Chicago, Illinois 60603 with an office located at 565 Fifth Avenue, New York, New York 10017 ("LaSalle"), the undersigned financial institutions (each individually a "Lender" and, collectively, "Lenders") and LaSalle as agent for the Lenders (LaSalle, in such capacity, "Agent").

                                   BACKGROUND

      Pursuant to a Loan and Security Agreement dated as of May 25, 2001, (as the same has been and may further be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among Borrower, Agent and Lenders, Agent and Lenders provide Borrower with certain financial accommodations.

      Borrower has requested that, among other things, Agent and Lenders (i) waive existing Events of Default with respect to the minimum consolidated EBITDA, tangible net worth and fixed charge coverage financial covenants contained in the Loan Agreement and (ii) exclude from the calculation of the financial covenants the restructuring charges incurred by Borrower in connection with the closing of Borrower's plant in Wallingford, Connecticut and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

      NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

      2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 5 below, the Loan Agreement is hereby amended as follows: (a) Article 1 is hereby amended by adding the following defined terms in their appropriate alphabetical order:

      "Amendment No. 3" shall mean the Waiver and Amendment No. 3 to this Agreement dated as of November 12, 2002.
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      "Amendment No. 3 Effective Date" shall mean the date on which all of the conditions precedent contained in Section 5 of Amendment No. 3 shall have been satisfied.

      (b) the $900,000 restructuring charge accrued by Borrower during the Fiscal Year ending December 31, 2002 in connection with the closing of Borrower's plant in Wallingford, Connecticut shall be excluded when calculating the financial covenants set forth in paragraphs 15(p)(i), 15(p)(ii) and 15(p)(iv) of the Loan Agreement.

      3. Waiver. Subject to satisfaction of the conditions precedent set forth in Section 5 below, Agent and Lenders hereby waive, solely with respect to the fiscal quarter ending September 30, 2002, compliance by Borrower with (a) the Tangible Net Worth covenant set forth in paragraph 15(p)(i) of the Loan Agreement pursuant to which Borrower was required to maintain a Tangible Net Worth of not less than $8,678,000 as of September 30, 2002, (b) the Fixed Charge Coverage Ratio covenant set forth in paragraph 15(p)(ii) of the Loan Agreement pursuant to which Borrower was required to maintain a Fixed Charge Coverage Ratio of not less than 1.50 to 1.00 for the nine (9) months ended September 30, 2002 and (c) the Minimum Consolidated EBITDA financial covenant set forth in paragraph 15(p)(iv) of the Loan Agreement pursuant to which Borrower was required to maintain Minimum Consolidated EBITDA of not less than $1,765,000 for the nine (9) months ended September 30, 2002.

      4. Amendment and Waiver Fee. On the Amendment No. 3 Effective Date, Borrower shall pay Agent for the benefit of Lenders an amendment and waiver fee of $20,000 (the "Amendment and Waiver Fee"). The Amendment and Waiver Fee shall be deemed fully earned on the Amendment No. 3 Effective Date and shall not be subject to reduction, rebate or proration whatsoever. Borrower hereby authorizes Agent to automatically charge Borrower's loan account with Agent for the Amendment and Waiver Fee on the Amendment No. 3 Effective Date.


      5. Conditions of Effectiveness. This Amendment shall become effective November 12, 2002, when and only when Agent shall have received in form and substance satisfactory to Agent and its counsel (i) four (4) copies of this Amendment executed by Borrower and consented and agreed to by TransAct.com, TransAct UK and TransAct Barbados as Guarantors and (ii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

      6. Representations and Warranties. Borrower hereby represents and warrants as follows:

            (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.


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            (c) After giving effect to this Amendment, no Event of Default or
Default has occurred and is continuing or would exist.

            (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

            7. Effect on the Loan Agreement.

            (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in Section 3, operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

            8. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

            9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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            10. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party hereto by facsimile shall be deemed to be an original signature hereto.

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                 TRANSACT TECHNOLOGIES INCORPORATED, as Borrower

                                 By: /s/ Richard L. Cote
                                     -------------------------------------------
                                     Name:  Richard L. Cote
                                     Title: Executive Vice President and CFO

                                 LASALLE BUSINESS CREDIT, INC., as Agent and
                                 Lender

                                 By: /s/ Michael A. Kurshuk
                                    --------------------------------------------
                                    Name: Michael A. Kurshuk
                                    Title: Vice President

CONSENTED AND AGREED TO:

TRANSACT. COM, INC., as a Guarantor



By:  /s/ Bart C. Shuldman
     -------------------------
     Name:   Bart C. Shuldman
     Title:  President

TRANSACT TECHNOLOGIES LIMITED, as a Guarantor


By:  /s/ Bart C. Shuldman
     -------------------------
     Name:    Bart C. Shuldman
     Title:   Director

TRANSACT TECHNOLOGIES INTERNATIONAL LTD., as a Guarantor


By:  /s/ Richard L. Cote
     -------------------------
     Name:    Richard L. Cote
     Title:   President


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